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                                                                    EX-99.g.1(n)

                                   SCHEDULE B3

                           LIST OF AUTHORIZED PERSONS
                              THE BRINSON FUNDS AND
                           BRINSON RELATIONSHIP FUNDS

The following is a list of individuals of The Brinson Funds and Brinson Relationship Funds who are authorized TO ORIGINATE TRADES on behalf of The Brinson Funds and Brinson Relationship Funds. All prior authorizations are superseded by this list.

Brinson Partners, Inc.- Fixed Income Department

PRINTED NAME                                                            SIGNATURE
Shelley Aron                                                  /s/ Shelley Aron
                                                              -------------------------

Christopher Baker                                             /s/ Christopher Baker
                                                              -------------------------

Thomas Clarkson                                               /s/ Thomas Clarkson
                                                              -------------------------

Craig Elliger                                                 /s/ Craig Elliger
                                                              -------------------------

James Jackson                                                 /s/ James Jackson
                                                              -------------------------

Roawanda Jackson                                              /s/ Roawanda Jackson
                                                              -------------------------

Debbie Johnson                                                /s/ Debbie Johnson
                                                              -------------------------

Kiki Katsikas                                                 /s/ Kiki Katsikas
                                                              -------------------------

Linda Kent                                                    /s/ Linda Kent
                                                              -------------------------

Megan Lamb                                                    /s/ Megan Lamb
                                                              -------------------------

Jim Law                                                       /s/ Jim Law
                                                              -------------------------

Patrick Massiah                                               /s/ Patrick Massiah
                                                              -------------------------

Michael Markowitz                                             /s/ Michael Markowitz
                                                              -------------------------

John Penicook                                                 /s/ John Penicook
                                                              -------------------------

Anthony Richards                                              /s/ Anthony Richards
                                                              -------------------------

Richard Sabatino                                              /s/ Richard Sabitino
                                                              -------------------------

Eric Staudt                                                   /s/ Eric Staudt
                                                              -------------------------

Justin Tabellione                                             /s/ Justin Tabellione
                                                              -------------------------

Chester Wierciak                                              /s/ Chester Wierciak
                                                              -------------------------

Mary Wilson                                                   /s/ Mary Wilson
                                                              -------------------------

Brinson Partners, Inc.- Equity Department

PRINTED NAME                                                  SIGNATURE
Micheal Abellera                                              /s/ Micheal Abellera
                                                              -------------------------

Jeffrey Diermeier                                             /s/ Jeffrey Diermeier
                                                              -------------------------

Denise Groeger                                                /s/ Denise Groger
                                                              -------------------------

Paul Harvey                                                   /s/ Paul Harvey
                                                              -------------------------

Phillip Krauss                                                /s/ Phillip Krauss
                                                              -------------------------

John Leonard                                                  /s/ John Leonard
                                                              -------------------------

Tom Madsen                                                    /s/ Tom Madsen
                                                              -------------------------

James Malles                                                  /s/ James Malles
                                                              -------------------------

Alvin Marley                                                  /s/ Alvin Marley
                                                              -------------------------

Lydia Miller                                                  /s/ Lydia Miller
                                                              -------------------------

John Nena                                                     /s/ John Nena
                                                              -------------------------

Gilberto Ruiz                                                 /s/ Gilberto Ruiz
                                                              -------------------------

Pamela Siple                                                  /s/ Pamela Siple
                                                              -------------------------

Barbara Weston                                                /s/ Barbara Weston
                                                              -------------------------

                           LIST OF AUTHORIZED PERSONS
                              THE BRINSON FUNDS AND
                           BRINSON RELATIONSHIP FUNDS

The following is a list of individuals of The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, EXCLUDING CASH MOVEMENTS. All prior authorizations are superseded by this list.

                                                           INITIALS

/s/ Joseph A. Anderson                                           J.A.A.
----------------------------------------------------       --------------------
Joseph A. Anderson

/s/ Erik D. Boyme                                                E.D.B.
----------------------------------------------------       --------------------
Erik D. Boyme

/s/ Jennifer J. Drum                                             J.J.D.
----------------------------------------------------       --------------------
Jennifer J. Drum

/s/ Catherine E. Macrae                                          C.E.M.
----------------------------------------------------       --------------------
Catherine E. Macrae

/s/ Robert J. Oliver                                             R.J.O.
----------------------------------------------------       --------------------
Robert J. Oliver

The following is a list of individuals of The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, AS WELL AS INITIATE CASH MOVEMENTS.

/s/ Jeffrey J. Diermeier                                          J.J.D.
----------------------------------------------------        --------------------
Jeffrey J. Diermeier

/s/ Amy R. Doberman                                               A.R.D.
----------------------------------------------------        --------------------
Amy R. Doberman

/s/ David E. Floyd                                                D.E.F.
----------------------------------------------------        --------------------
David E. Floyd

/s/ Mark F. Kemper                                                M.F.K.
----------------------------------------------------        --------------------
Mark F. Kemper

/s/ Nicholas C. Rassas                                            N.C.R.
----------------------------------------------------        --------------------
Nicholas C. Rassas

/s/ Paul H. Schubert                                              P.H.S.
----------------------------------------------------        --------------------
Paul H. Schubert

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UBS Asset Management - London

PRINTED NAME                                                SIGNATURE
Lesley Ann Ambrose                                          /s/ Lesley Ann Ambrose
                                                            -------------------------------

David Thomas Beare                                          /s/ David Thomas Beare
                                                            -------------------------------

David George Blaskett                                       /s/ David George Blaskett
                                                            -------------------------------

Graham Steven Clark                                         /s/ Graham Steven Clark
                                                            -------------------------------

Paul Leslie Clark                                           /s/ Paul Leslie Clark
                                                            -------------------------------

John Fraser Cooke                                           /s/ John Fraser Cooke
                                                            -------------------------------

Wendy Cooper-Keeble                                         /s/ Wendy Cooper-Keeble
                                                            -------------------------------

Leslie Graham Dennis                                        /s/ Leslie Graham Dennis
                                                            -------------------------------

Clifford Brian Fisher                                       /s/ Clifford Brian Fisher
                                                            -------------------------------

Lesley Maureen Gill                                         /s/ Lesley Maureen Gill
                                                            -------------------------------

Gordon Trevor Gray                                          /s/ Gordon Trevor Gray
                                                            -------------------------------

Alex James Greenhill                                        /s/ Alex James Greenhill
                                                            -------------------------------

Trevor William Halls                                        /s/ Trevor William Halls
                                                            -------------------------------

Rachel Catherine Hawney                                     /s/ Rachel Catherine Hawney
                                                            -------------------------------

Kevin Ian Hazelden                                          /s/ Kevin Ian Hazelden
                                                            -------------------------------

Nigel Head                                                  /s/ Nigel Head
                                                            -------------------------------

Sharon Madeline Hill                                        /s/ Sharon Madeline Hill
                                                            -------------------------------

Bert William Hoskins                                        /s/ Bert William Hoskins
                                                            -------------------------------

Kathryn Rachel Jackson                                      /s/ Kathryn Rachel Jackson
                                                            -------------------------------

Robert Henry Kilgour                                        /s/ Robert Henry Kilgour
                                                            -------------------------------

Michael David Marsh                                         /s/ Michael David Marsh
                                                            -------------------------------

Caroline Amanda Martin                                      /s/ Caroline Amanda Martin
                                                            -------------------------------

Susan Elizabeth O'Shea                                      /s/ Susan Elizabeth O'Shea
                                                            -------------------------------

PRINTED NAME                                                SIGNATURE
Jemma Payne                                                 /s/ Jemma Payne
                                                            -------------------------------

Richard Pollack                                             /s/ Richard Pollack
                                                            -------------------------------

David Frank Rayner                                          /s/ David Frank Rayner
                                                            -------------------------------

Victor Reginald Robinson                                    /s/ Victor Reginald Robinson
                                                            -------------------------------

Jillian Denise Ruck                                         /s/ Jillian Denise Ruck
                                                            -------------------------------

Barrie John Senior                                          /s/ Barrie John Senior
                                                            -------------------------------

Mark David Skeggs                                           /s/ Mark David Skeggs
                                                            -------------------------------

Alan Kevin Smith                                            /s/ Alan Kevin Smith
                                                            -------------------------------

John Henry Spinks                                           /s/ John Henry Spinks
                                                            -------------------------------

Robert Joseph Surridge                                      /s/ Robert Joseph Surridge
                                                            -------------------------------

Kimberley Jane Wade                                         /s/ Kimberley Jane Wade
                                                            -------------------------------

Paul Ernest Whittern                                        /s/ Paul Ernest Whittern
                                                            -------------------------------

Karen Witham                                                /s/ Karen Witham
                                                            -------------------------------

Andrew Witten                                               /s/ Andrew Witten
                                                            -------------------------------

                        J.P. MORGAN INVESTOR SERVICES CO.

DATE:     March 8, 2002

RE:       FUNDS TRANSFER AUTHORIZATION

The following is a list of J.P. Morgan Investor Services Co. personnel authorized to instruct Chase to transfer funds on behalf of the Brinson Relationship Funds between the transfer agent operating accounts and the Brinson custody accounts.

NAME                                              TITLE                                        SIGNATURE
Nick Tuberosa                           Director, Vice President                     /s/ Nick Tuberosa
                                                                                     ----------------------------------

John Sheppard                           Assistant Vice President                     /s/ John Sheppard
                                                                                     ----------------------------------

Donna Sullivan                          Supervisor                                   /s/ Donna Sullivan
                                                                                     ----------------------------------

Charleen White                          Supervisor                                   /s/ Charleen White
                                                                                     ----------------------------------

Amy Lavieri                             Supervisor                                   /s/ Amy Lavieri
                                                                                     ----------------------------------

Eric Klein                              Assistant Treasurer                          /s/ Eric Klein
                                                                                     ----------------------------------